Exhibit 10.35

               First Extension of Change of Control Agreement
                             Dated July 21, 2004


      The Change of Control Agreement "the Agreement" executed on the 21st day of July 2004 by and between Thibaud LeSeguillon (the "Executive") and Parlex Corporation (the "Company") is hereby extended to the 30th day of June 2006. All of the terms and conditions of the Agreement remain unchanged.

      IN WITNESS WHEREOF, the parties hereto have each caused the Agreement to be duly executed and delivered as of the date set forth above.

                                       PARLEX CORPORATION


                                       /s/ Peter J. Murphy
                                       -------------------------------
                                       Peter J. Murphy
                                       President



                                       EXECUTIVE


                                       /s/ Thibaud LeSeguillon
                                       -------------------------------
                                       Name: Thibaud LeSeguillon

                                       Date:  July 21, 2005


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